UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 12, 2003

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

SIGNATURE
EXHIBIT INDEX
Press Release Dated November 12, 2003

ITEM 5. OTHER EVENTS

Attached is a press release, which was distributed at 10:00 a.m. EST on November 12, 2003, that provides further details regarding organizational refinements related to the restructuring activity announced on October 16, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION

(Registrant)

Date:	November 12, 2003

By /s/ John D. Sheehan

(John D. Sheehan, Chief Accounting
Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99(a)	Registrant’s press release dated November 12, 2003